                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5969

                          Scudder New Europe Fund, Inc.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                            --------------

                                  John Millette
                                    Secretary
                          Scudder New Europe Fund, Inc.
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder New Europe Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder New Europe Fund	Nasdaq Symbol	CUSIP Number
Class A	KNEAX	81118E-108
Class B	KNEBX	81118E-207
Class C	KNECX	81118E-306
Institutional Class	KNEIX	81118E-405

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder New Europe Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A(a)	2.85%	-18.54%	-18.16%	-3.18%	8.85%
Class B(a)	2.33%	-19.29%	-18.96%	-4.10%	7.94%
Class C(a)	2.30%	-19.25%	-18.92%	-4.10%	7.88%
MSCI Europe Index+	4.17%	-15.17%	-13.60%	-5.60%	7.37%

Scudder New Europe Fund	6-Month*	Life of Class **
Institutional Class++	2.76%	-6.86%
MSCI Europe Index+	4.71%	-.79%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/03	$ 7.52	$ 7.03	$ 7.13	$ 7.50
10/31/02	$ 7.35	$ 6.87	$ 6.97	$ 7.36
Distribution Information: Six Months: Income Dividends	$ .04	$ -	$ -	$ .06

Class A Lipper Rankings - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	124	of	173	72
3-Year	94	of	126	75
5-Year	18	of	68	27
10-Year	2	of	20	10

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder New Europe Fund - Class A(c) [] MSCI Europe Index+

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder New Europe Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,678	$5,166	$8,019	$22,011
	Average annual total return	-23.22%	-19.76%	-4.32%	8.21%
Class B(c)	Growth of $10,000	$7,829	$5,240	$8,083	$21,477
	Average annual total return	-21.71%	-19.38%	-4.17%	7.94%
Class C(c)	Growth of $10,000	$7,994	$5,276	$8,031	$21,134
	Average annual total return	-20.06%	-19.19%	-4.29%	7.77%
MSCI Europe Index+	Growth of $10,000	$8,483	$6,451	$7,495	$20,355
	Average annual total return	-15.17%	-13.60%	-5.60%	7.37%

The growth of $10,000 is cumulative.

Notes to Performance Summary

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
a Returns for Class A, B and C shares for the periods prior to their inception date on September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund's performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund's performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The MSCI Europe Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Institutional Class shares are not subject to sales charge.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Alexander "Sandy" Black discusses Scudder New Europe Fund's performance and the market environment during the six-month period ended April 30, 2003.

Q: How would you describe the European equity markets for the semiannual period ending April 30, 2003?

A: European markets began the six-month period with a sharp rally in November. That rally was led by what we believed were fundamentally unattractive, more volatile stocks, and therefore these particular equities were not in the portfolio at that time. By the end of November, the rally had subsided, and from that time through the recent trough in mid-March, European markets fell by more than 25%, which is a precipitous decline in a four-and-a-half-month period. This decline was driven by a combination of factors, including:

• concerns about the US-led war with Iraq

• expectations of earnings shortfalls

• concerns about the direction of business and consumer confidence

All of these factors added up to a substantial increase in risk aversion on the part of investors. Very few people were interested in adding to positions in equities, and the six-month period overall was characterized by relatively low trading volumes in European stocks. Markets bottomed on March 12, and from that date to the end of the period on April 30, European markets rose markedly, primarily in April. In that month, there was, not surprisingly, a reversal of a number of the trends highlighted above - the war began and proceeded, the first-quarter reporting season for the United States and for Europe was not as unpleasant as had been anticipated by analysts, and economic outlooks were not worse than expected, and they were often better.

Markets have now returned to a more normal view of the world, although there is still a substantial amount of caution around long-term developments for economies and corporate profits. However, we believe institutional investors might have moved away from that extremely negative, highly risk-averse position that they demonstrated in the middle of the six-month period. Notably, merger and acquisition activity, which had been at very low levels for two years, appears to be reviving. In this regard, the financial press has reported some interesting merger possibilities including HSBC and Household International, and Procter & Gamble and Wella, as well as some activity in UK retail (Household International, Procter & Gamble and Wella were not holdings in the portfolio as of April 30, 2003).

Q: What was the performance of Scudder New Europe Fund against this six-month backdrop?

A: Within this clearly tempestuous, albeit marginally improving, environment, the MSCI Europe Index returned 4.17% for the semiannual period ending April 30, 2003, compared with Scudder New Europe Fund, which returned 2.85% (Class A shares unadjusted for sales charges) for the period.1 (Please see page 3 for the performance of other share classes.)

1 The Morgan Stanley Capital International Europe Equity Index (MSCI Europe Index) is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvested dividends and do not reflect fees; one cannot directly invest in an index.

The primary reason for the fund's underperformance during this period was its defensive posture in November. As mentioned earlier, we did not own many of the strong performers during that month because we were skeptical of the fundamentals; many of the top-performing companies during that month had questionable balance sheets. While the fund's relative - and absolute - performance improved in subsequent months, it was not enough to compensate for the hit in November.

Q: What were the major contributors to and detractors from the fund's performance?

A: Broadly speaking, our allocations within the financials sector, one of the worst-performing sectors for the period, both detracted and contributed. Those stocks that we held suffered losses, so that hurt performance. On the flip side, we did not hold several financials included in the benchmark that performed poorly, so this positioning helped the fund's performance relative to the benchmark.

Additionally, several consumer-related equities detracted from performance, as many of these stocks experienced a backlash from the Ahold scandal (the Dutch food retailer announced in mid-February that it had overstated its 2001 and 2002 earnings by at least $500 million, and the SEC is now investigating the company's US food service unit for possible fraud). We had no direct exposure to Ahold during the period under review, so this contributed to relative performance.

On a stock-specific basis, two of our top contributors to performance were Spain's Telefonica and Germany's Metro AG. Telefonica provides telecommunication services primarily to countries in Europe and Latin America. The company offers fixed-line and mobile telephone, Internet and data-transmission services to residential and corporate customers. We remain overweight in Telefonica; we were pleased with its full-year 2002 results and believe the outlook is encouraging. Additionally, we believe domestic cash generation alone (not Latin American cash generation), is the major strength behind the company's valuation. In our view, this means any problems in Latin America do not truly affect the value of the stock. Metro AG operates retail stores and markets products over the Internet. The company plans to further expand its cash-and-carry and consumer electronics divisions, while also restructuring its supermarket and home improvement divisions. We have a positive stance on Metro AG and are overweight because we see momentum in the group and its stock appears to be undervalued.

On the other hand, two of the fund's most detrimental positions during the period under review were the French pharmaceutical Aventis and Brambles Industries in the United Kingdom. Aventis manufactures life sciences products. Our overweight position detracted from returns as Aventis, along with the health care sector, declined significantly during the six-month period. However, following a meeting with the company's senior management, we maintained our positive stance on Aventis. In our view, it is a high-quality company, and its equity valuation is now attractively low. In fact, we have used this opportunity to increase our position there. Brambles Industries is a global support services group operating in 40 countries. It had a disappointing 2002 fourth quarter, and we decided to sell the position during the period. Although the stock has, in fact, retraced a good part of its underperformance thus far in 2003, we do not feel comfortable with the recovery story and believe it could be a long-term underperformer.

Q: With respect to sector exposure, was there any repositioning of the portfolio during the semiannual period?

A: We reduced our weighting in banks and insurance during the period. We expect continued weakness in this sector, at least for the near term. The risk remains that banks' bad debt will be a concern through 2003; with few exceptions, banks are not attractively valued. Insurance stocks are under threat from weak financial markets and fragile balance sheets.

We have used some of these proceeds to increase the fund's positions in pharmaceuticals and telecommunications. The European health care sector declined during the period, in part because of the effects of currency exchange. Many European health care companies do a substantial amount of business in the United States, and the weakening US dollar hurt those profits. We believe that many of these companies are fundamentally sound, and we took advantage of the current low prices to add to these positions, as we did with Aventis. Similarly, while telecom struggled during the period, we have observed several examples of beneficial management changes leading to operational improvements and positive cash flow characteristics. In our view, this puts them in a favorable position in uncertain markets. Thus, we added to Deutsche Telecom, which was attractively valued.

Q: What do you recommend that shareholders consider in the months ahead?

A: Certainly the investment environment around the world has been uncomfortable for some time now. With this in mind, we would like to draw shareholders' attention to two key points. First, in this fund we do not invest in countries or sectors, but focus strictly on finding the best European companies that offer investment opportunity. As discussed in previous reports, we use a measure called cash-flow return on investment, or CFROI, as the key measure of stock assessment. We like this tool because it appears to work well. Like other measures, CFROI evaluates earnings and cash flow, but it also incorporates the amount of capital required to generate the earnings and cash flow. We want to emphasize the type of companies that make good use of their capital and are able to grow their cash flows regardless of the market environment.

Our second point is simple. While we remain in a period of volatile global markets, there are signs of modest improvement around the world. We are, perhaps, at a better starting point now than at any other time over the past three years.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Geographical (Excludes Cash Equivalents)	4/30/03	10/31/02

United Kingdom	32%	30%
Germany	15%	11%
France	14%	15%
Switzerland	13%	14%
Netherlands	8%	8%
Italy	4%	4%
Finland	4%	4%
Spain	4%	6%
Sweden	3%	2%
Other	3%	6%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Financials	24%	22%
Health Care	14%	17%
Energy	13%	14%
Telecommunication Services	12%	9%
Consumer Staples	9%	9%
Consumer Discretionary	8%	8%
Industrials	6%	8%
Information Technology	5%	5%
Utilities	5%	-
Other	4%	8%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (33.8% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	4.3%
2. Total SA Provider of oil and natural gas	France	4.0%
3. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.8%
4. BP PLC Exporter and producer of oil and natural gas	United Kingdom	3.4%
5. Deutsche Telekom AG Provider of telecommunication services	Germany	3.2%
6. Nokia Oyj Manufacturer of telecommunication systems and equipment	Finland	3.1%
7. Nestle SA Producer and seller of food products	Switzerland	3.1%
8. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	3.0%
9. Aventis SA Manufacturer of life science products	France	3.0%
10. Telefonica SA Provider of telecommunication services	Spain	2.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 98.1%
Belgium 2.4%
Dexia*	154,970	1,778,947
Interbrew	51,190	1,144,353
		2,923,300
Denmark 1.2%
Danske Bank AS	52,740	1,016,323
Group 4 Falck AS	28,870	504,181
		1,520,504
Finland 3.7%
Nokia Oyj	226,660	3,840,776
Stora Enso Oyj "R"	60,790	661,814
		4,502,590
France 14.1%
Aventis SA	71,616	3,643,022
BNP Paribas SA	27,070	1,272,631
Groupe Danone	10,336	1,464,929
Orange SA *	64,470	517,401
Pechiney SA "A"	43,967	1,270,376
Schneider Electric SA*	45,802	2,171,701
Suez SA	67,695	1,103,969
Total SA	37,230	4,889,628
Valeo SA	32,250	925,338
		17,258,995
Germany 13.6%
BASF AG*	16,540	733,033
Bayerische Motoren Werke AG	30,150	1,007,635
Deutsche Boerse AG	29,625	1,377,516
Deutsche Telekom AG (Registered)	287,290	3,847,000
E.ON AG	43,776	2,079,552
Infineon Technologies AG*	163,850	1,208,747
Metro AG	50,957	1,401,147
RWE AG*	44,910	1,214,796
Schering AG	21,680	968,102
Siemens AG	40,425	2,001,698
Volkswagen AG	20,970	735,992
		16,575,218
Italy 4.1%
Assicurazioni Generali SpA	33,670	774,898
Eni SpA	203,290	2,901,695
Telecom Italia SpA	156,310	1,278,918
		4,955,511
Netherlands 8.1%
ABN AMRO Holding NV*	122,470	2,072,528
Akzo Nobel NV	35,990	801,339
ASML Holding NV*	26,453	228,855
ING Groep NV	97,360	1,583,392
Koninklijke (Royal) Philips Electronics NV	176,500	3,288,707
Royal Dutch Petroleum Co.	31,103	1,274,152
TPG NV	37,752	589,918
		9,838,891
Spain 3.6%
Banco Popular Espanol SA	17,770	862,824
Telefonica SA*	322,710	3,574,627
		4,437,451
Sweden 3.3%
Sandvik AB*	33,200	846,212
Securitas AB "B"	108,650	1,278,141
Svenska Handelsbanken AB "A"	122,840	1,956,866
		4,081,219
Switzerland 12.7%
Converium Holding AG	12,060	545,188
Nestle SA (Registered)*	18,581	3,791,901
Novartis AG (Registered)	86,070	3,398,587
Roche Holding AG*	47,550	3,028,685
Swiss Re (Registered)	33,560	2,194,565
Syngenta AG	22,090	1,141,265
UBS AG (Registered)	29,230	1,388,258
		15,488,449
United Kingdom 31.3%
AstraZeneca PLC	72,230	2,835,865
Barclays PLC	261,280	1,806,166
Boots Group PLC	67,190	615,172
BP PLC	650,631	4,125,669
British Sky Broadcasting Group PLC*	100,190	1,039,084
BT Group PLC	201,120	576,542
GlaxoSmithKline PLC	130,425	2,615,621
HSBC Holdings PLC	333,410	3,655,127
Imperial Tobacco Group PLC	76,150	1,275,067
Legal & General Group PLC	893,649	1,107,605
Lloyds TSB Group PLC	95,940	631,373
National Grid Transco PLC	88,100	579,074
Royal Bank of Scotland Group PLC	177,552	4,659,621
Scottish & Southern Energy PLC	68,940	708,922
Shell Transport & Trading Co., PLC	500,030	2,996,775
Taylor Nelson Sofres PLC	488,009	1,041,899
The Sage Group PLC	325,450	722,160
Unilever PLC*	200,700	1,973,963
Vodafone Group PLC	2,632,991	5,200,352
		38,166,057
Total Common Stocks (Cost $122,372,058)		119,748,185

Preferred Stock 0.9%
Germany
Henkel KGaA (Cost $1,066,871)	16,940	1,092,532

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $1,193,344)	1,193,344	1,193,344
Total Investment Portfolio - 100.0% (Cost $124,632,273) (a)		122,034,061

* Non-income producing security.
(a) The cost for federal income tax purposes was $125,468,594. At April 30, 2003, net unrealized depreciation for all securities based on tax cost was $3,434,533. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,356,365 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,790,898.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $124,632,273)	$ 122,034,061
Receivable for investments sold	2,713,452
Dividends receivable	478,173
Interest receivable	2,871
Receivable for Fund shares sold	33,286
Foreign taxes recoverable	378,061
Total assets	125,639,904
Liabilities
Payable for investments purchased	3,441,840
Payable for Fund shares redeemed	626,126
Accrued management fee	76,216
Other accrued expenses and payables	79,307
Total liabilities	4,223,489
Net assets, at value	$ 121,416,415
Net Assets
Net assets consist of: Undistributed net investment income	422,199
Net unrealized appreciation (depreciation) on: Investments	(2,598,212)
Foreign currency related transactions	59,839
Accumulated net realized gain (loss)	(50,808,456)
Paid-in capital	174,341,045
Net assets, at value	$ 121,416,415

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($99,889,020 / 13,290,097 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$ 7.52
Maximum offering price per share (100 / 94.25 of $7.52)	$ 7.98
Class B
Net Asset Value, and redemption price (subject to contingent deferred sales charge) per share ($15,002,374 / 2,133,337 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)
$ 7.03
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($6,524,091 / 914,969 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)
$ 7.13
Maximum offering price per share (100 / 99.0 of $7.13)	$ 7.20
Institutional Class Net Asset Value, offering and redemption price per share ($930 / 124 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.50

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $222,647)	$ 1,330,112
Interest	31,052
Total Income	1,361,164
Expenses: Management fee	449,382
Administrative fee	244,380
Distribution service fees	217,889
Directors' fees and expenses	5,720
Other	3,804
Total expenses	921,175
Net investment income (loss)	439,989
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(8,144,703)
Foreign currency related transactions	19,489
(8,125,214)
Net unrealized appreciation (depreciation) during the period on: Investments	10,497,367
Foreign currency related transactions	25,573
10,522,940
Net gain (loss) on investment transactions	2,397,726
Net increase (decrease) in net assets resulting from operations	$ 2,837,715

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income (loss)	$ 439,989	$ 565,589
Net realized gain (loss) on investment transactions	(8,125,214)	(23,634,834)
Net unrealized appreciation (depreciation) on investment transactions during the period	10,522,940	(6,447,086)
Net increase (decrease) in net assets resulting from operations	2,837,715	(29,516,331)
Distributions to shareholders from: Net investment income: Class A	(536,050)	-
Institutional Class	(8)	-
Fund share transactions: Proceeds from shares sold	21,101,215	121,959,923
Reinvestment of distributions	385,744	-
Cost of shares redeemed	(30,722,469)	(151,283,969)
Net increase (decrease) in net assets from Fund share transactions	(9,235,510)	(29,324,046)
Increase (decrease) in net assets	(6,933,853)	(58,840,377)
Net assets at beginning of period	128,350,268	187,190,645
Net assets at end of period (including undistributed net investment income of $422,199 and $518,268, respectively)	$ 121,416,415	$ 128,350,268

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.35	$ 9.01	$ 15.78	$ 14.87	$ 14.27
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.04	.02	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.18	(1.70)	(3.43)	2.95	.63
Total from investment operations	.21	(1.66)	(3.41)	2.86	.60
Less distributions from: Net investment income	(.04)	-	-	-	-
Net realized gains on investment transactions	-	-	(3.36)	(1.95)	-
Total distributions	(.04)	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 7.52	$ 7.35	$ 9.01	$ 15.78	$ 14.87
Total Return (%)[d]	2.85**	(18.42)	(26.93)	18.77	4.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	104	150	281	32
Ratio of expenses before expense reductions (%)	1.39*	1.38	1.40[e]	1.74	1.63*
Ratio of expenses after expense reductions (%)	1.39*	1.38	1.38[e]	1.72	1.63*
Ratio of net investment income (loss) (%)	.88*	.50	.17	(.55)	(1.21)*
Portfolio turnover rate (%)	67*	93	94	87	58*
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.36% and 1.36%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003[a]	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.87	$ 8.50	$ 15.20	$ 14.49	$ 13.91
Income (loss) from investment operations: Net investment income (loss)[c]	.01	(.02)	(.09)	(.20)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.15	(1.61)	(3.25)	2.86	.63
Total from investment operations	.16	(1.63)	(3.34)	2.66	.58
Less distributions from: Net realized gains on investment transactions	-	-	(3.36)	(1.95)	-
Total distributions	-	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 7.03	$ 6.87	$ 8.50	$ 15.20	$ 14.49
Total Return (%)[d]	2.33**	(19.18)	(27.61)	17.79	4.17**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	17	26	40	20
Ratio of expenses before expense reductions (%)	2.22*	2.21	2.39[e]	2.64	2.36*
Ratio of expenses after expense reductions (%)	2.22*	2.21	2.38[e]	2.63	2.36*
Ratio of net investment income (loss) (%)	.05*	(.33)	(.83)	(1.21)	(1.95)*
Portfolio turnover rate (%)	67*	93	94	87	58*
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.31% and 2.31%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003[a]	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.97	$ 8.61	$ 15.34	$ 14.62	$ 14.02
Income (loss) from investment operations: Net investment income (loss)[c]	.01	(.02)	(.07)	(.20)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.15	(1.62)	(3.30)	2.87	.64
Total from investment operations	.16	(1.64)	(3.37)	2.67	.60
Less distributions from: Net realized gains on investment transactions	-	-	(3.36)	(1.95)	-
Total distributions	-	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 7.13	$ 6.97	$ 8.61	$ 15.34	$ 14.62
Total Return (%)[d]	2.30**	(19.05)	(27.54)	17.69	4.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	11	17	5
Ratio of expenses before expense reductions (%)	2.19*	2.19	2.20[e]	2.67	2.40*
Ratio of expenses after expense reductions (%)	2.19*	2.19	2.20[e]	2.66	2.40*
Ratio of net investment income (loss) (%)	.08*	(.31)	(.65)	(1.18)	(1.99)*
Portfolio turnover rate (%)	67*	93	94	87	58*
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.15% and 2.15%, respectively.
* Annualized
** Not annualized

Institutional Class
	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.36	$ 8.12
Income (loss) from investment operations: Net investment income (loss)[c]	.04	-[d]
Net realized and unrealized gain (loss) on investment transactions	.16	(.76)
Total from investment operations	.20	(.76)
Less distributions from: Net investment income	(.06)	-
Total distributions	(.06)	-
Net asset value, end of period	$ 7.50	$ 7.36
Total Return (%)	2.76**	(9.36)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.001	.001
Ratio of expenses (%)	1.12*	1.10*
Ratio of net investment income (loss) (%)	1.15*	(.23)*
Portfolio turnover rate (%)	67*	93
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder New Europe Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $41,780,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($15,360,000) and October 31, 2010 ($26,420,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 529,822
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (41,780,000)
Net unrealized appreciation (depreciation) on investments	$ (13,999,428)

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $39,819,342 and $47,765,643, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.40%, 0.45%, 0.425% and 0.35% of the average daily net assets for Class A, B, C and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 195,594	$ 34,706
Class B	35,185	5,904
Class C	13,598	2,393
Institutional Class	3	1
	$ 244,380	$ 43,004

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B and C shares and at 1.10% of average daily net assets for the Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 58,641	$ 9,840
Class C	23,997	4,223
	$ 82,638	$ 14,063

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 107,740	$ 13,810.22%
Class B	19,523	3,893.25%
Class C	7,988	1,674.25%
	$ 135,251	$ 19,377

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2003 aggregated $1,658. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended April 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $18,875 and $666, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2003, SDI received $925.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $11,710 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2003, there were no custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,564,961	$ 18,343,665	12,099,853	$ 102,694,828
Class B	312,262	2,049,326	2,070,406	16,029,052
Class C	105,095	700,374	401,371	3,235,043
Institutional Class	937	7,850	123*	1,000*
		$ 21,101,215		$ 121,959,923
Shares issued to shareholders in reinvestment of distributions
Class A	52,331	$ 385,736	-	-
Institutional Class	1	8	-	-
		$ 385,744		-
Shares redeemed
Class A	(3,494,714)	$ (24,936,850)	(14,622,227)	$ (125,486,257)
Class B	(697,663)	(4,609,956)	(2,619,817)	(20,555,236)
Class C	(174,921)	(1,168,539)	(658,224)	(5,242,476)
Institutional Class	(937)	(7,124)	-	-
		$ (30,722,469)		$ (151,283,969)
Net increase (decrease)
Class A	(877,422)	$ (6,207,449)	(2,522,374)	$ (22,791,429)
Class B	(385,401)	(2,560,630)	(549,411)	(4,526,184)
Class C	(69,826)	(468,165)	(256,853)	(2,007,433)
Institutional Class	1	734	123*	1,000*
		$ (9,235,510)		$ (29,324,046)

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder New Europe Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder New Europe Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ----------------------------